UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.17

ANNUAL REPORT

AB FLEXFEETM CORE OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee Core Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 1

ANNUAL REPORT

February 15, 2018

This report provides management’s discussion of fund performance for AB FlexFee Core Opportunities Portfolio for the annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	Since Inception[1]
AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO
Advisor Class Shares	12.05%	11.60%
S&P 500 Index	11.42%	10.64%

1	Since inception on 6/28/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six-month period ended December 31, 2017, and the period since the Fund’s inception on June 28, 2017, through December 31, 2017.

The Fund outperformed its benchmark for both the six-month and since-inception periods. The Fund’s advisory fee, which is performance-based, was being accrued between its minimum and mid-point rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which is from inception through December 31, 2018.) For both periods, stock selection in the health care and consumer staples sectors contributed relative to the benchmark. Underweights in consumer staples and utilities also contributed, while an overweight in health care detracted. Stock selection in the energy, financials and consumer discretionary sectors also detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities delivered strong returns over the six-month period ended December 31, 2017. Emerging-market stocks outperformed developed-market stocks, followed by US equities. Large-cap stocks continued to outpace their small-cap peers, and growth outperformed value, in terms of style.

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Stocks continued to advance on strong economic data and growth globally. Geopolitical tensions between the US and North Korea weighed on market performance early in the period, but were soon overshadowed by strong corporate earnings and signs of improving global growth. US tax reform moved forward and the Tax Cuts and Jobs Act was signed into law in late December. Oil rallied back to two-and-a-half-year highs amid continued production cuts that are expected to extend into late 2018.

The Fund’s investment philosophy is focused on identifying companies that meet the criteria of the Fund’s Senior Investment Management Team: competitive advantages, strong cash-flow generation, transparent business models, sustainable growth and healthy balance sheets. The Fund is conservatively positioned in an uncertain environment, with a bias toward companies demonstrating high profitability and dividend growth.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely US, companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Adviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or

(continued on next page)

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companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee Core Opportunities Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2017) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
Since Inception[2]	11.60%	11.60%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.96% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.05% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES
Since Inception[1]	11.60%

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,120.50	$2.19	0.41%	$2.41	0.45%
Hypothetical**	$1,000	$1,023.14	$2.09	0.41%	$2.29	0.45%

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EXPENSE EXAMPLE (continued)

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Alphabet, Inc. – Class C	$47,088	4.3%
Facebook, Inc. – Class A	44,468	4.0
Biogen, Inc.	43,644	3.9
Time Warner, Inc.	37,594	3.4
JPMorgan Chase & Co.	35,611	3.2
Wal-Mart Stores, Inc.	29,033	2.6
Raytheon Co.	27,426	2.5
Cigna Corp.	26,199	2.4
International Business Machines Corp.	24,394	2.2
Ross Stores, Inc.	21,988	2.0
	$337,445	30.5%

1	All data are as of December 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 82.9%
Information Technology – 21.1%
Electronic Equipment, Instruments & Components – 1.1%
Dolby Laboratories, Inc. – Class A	195	$12,090

Internet Software & Services – 9.1%
Alphabet, Inc. – Class C(a)	45	47,088
Facebook, Inc. – Class A(a)	252	44,468
Trade Desk, Inc. (The) – Class A(a)	186	8,506

		100,062

IT Services – 6.5%
Cognizant Technology Solutions Corp. – Class A	261	18,536
International Business Machines Corp.	159	24,394
Mastercard, Inc. – Class A	87	13,168
Visa, Inc. – Class A	136	15,507

		71,605

Semiconductors & Semiconductor Equipment – 1.9%
Ambarella, Inc.(a)	75	4,406
Xilinx, Inc.	252	16,990

		21,396

Software – 0.9%
VMware, Inc. – Class A(a)	80	10,025

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	107	18,108

		233,286

Health Care – 16.3%
Biotechnology – 6.8%
Alexion Pharmaceuticals, Inc.(a)	115	13,753
Biogen, Inc.(a)	137	43,644
Gilead Sciences, Inc.	239	17,122

		74,519

Health Care Equipment & Supplies – 2.5%
Edwards Lifesciences Corp.(a)	133	14,990
Hologic, Inc.(a)	304	12,996

		27,986

Health Care Providers & Services – 4.3%
Cigna Corp.	129	26,199
UnitedHealth Group, Inc.	96	21,164

		47,363

Pharmaceuticals – 2.7%
Eli Lilly & Co.	256	21,622
Zoetis, Inc.	120	8,645

		30,267

		180,135

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.1%
Household Durables – 2.2%
DR Horton, Inc.	348	$17,772
Garmin Ltd.	118	7,029

		24,801

Media – 8.1%
Comcast Corp. – Class A	383	15,339
Scripps Networks Interactive, Inc. – Class A	215	18,357
Time Warner, Inc.	411	37,594
Walt Disney Co. (The)	164	17,632

		88,922

Specialty Retail – 5.8%
Home Depot, Inc. (The)	47	8,908
Lowe’s Cos., Inc.	151	14,034
Ross Stores, Inc.	274	21,988
Tractor Supply Co.	130	9,718
Ulta Salon Cosmetics & Fragrance, Inc.(a)	43	9,617

		64,265

		177,988

Financials – 12.3%
Banks – 3.2%
JPMorgan Chase & Co.	333	35,611

Capital Markets – 5.5%
Goldman Sachs Group, Inc. (The)	41	10,445
MarketAxess Holdings, Inc.	61	12,307
Northern Trust Corp.	213	21,277
State Street Corp.	166	16,203

		60,232

Diversified Financial Services – 1.4%
Berkshire Hathaway, Inc. – Class B(a)	76	15,065

Insurance – 2.2%
Allstate Corp. (The)	78	8,167
Chubb Ltd.	64	9,352
Validus Holdings Ltd.	153	7,179

		24,698

		135,606

Industrials – 8.1%
Aerospace & Defense – 2.5%
Raytheon Co.	146	27,426

Building Products – 0.8%
Allegion PLC	107	8,513

Commercial Services & Supplies – 1.3%
Copart, Inc.(a)	349	15,073

Construction & Engineering – 0.5%
Valmont Industries, Inc.	33	5,473

Electrical Equipment – 0.6%
AMETEK, Inc.	91	6,595

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.8%
Roper Technologies, Inc.	33	$8,547

Machinery – 0.7%
Caterpillar, Inc.	28	4,412
Fortive Corp.	56	4,052

		8,464

Road & Rail – 0.9%
Union Pacific Corp.	72	9,655

		89,746

Energy – 3.9%
Energy Equipment & Services – 2.1%
Dril-Quip, Inc.(a)	89	4,245
National Oilwell Varco, Inc.	167	6,015
Oil States International, Inc.(a)	172	4,868
TechnipFMC PLC	250	7,828

		22,956

Oil, Gas & Consumable Fuels – 1.8%
Noble Energy, Inc.	701	20,427

		43,383

Consumer Staples – 3.5%
Food & Staples Retailing – 3.5%
Costco Wholesale Corp.	51	9,492
Wal-Mart Stores, Inc.	294	29,033

		38,525

Real Estate – 1.6%
Real Estate Management & Development – 1.6%
CBRE Group, Inc. – Class A(a)	403	17,454

Total Common Stocks (cost $818,270)		916,123

SHORT-TERM INVESTMENTS – 18.2%
Investment Companies – 18.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(b)(c)(d) (cost $201,106)	201,106	201,106

Total Investments – 101.1% (cost $1,019,376)		1,117,229
Other assets less liabilities – (1.1)%		(11,792)

Net Assets – 100.0%		$1,105,437

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $818,270)	$916,123
Affiliated issuers (cost $201,106)	201,106
Receivable from Adviser	45,566
Deferred offering costs	33,389
Receivable for investment securities sold	3,324
Unaffiliated dividends receivable	305
Affiliated dividends receivable	144

Total assets	1,199,957

Liabilities
Audit and tax fee payable	43,152
Custody fee payable	16,420
Legal fee payable	13,707
Due to Custodian	10,982
Printing fee payable	5,385
Payable for investment securities purchased	2,829
Transfer Agent fee payable	179
Accrued expenses and other liabilities	1,866

Total liabilities	94,520

Net Assets	$1,105,437

Composition of Net Assets
Capital stock, at par	$10
Additional paid-in capital	999,628
Undistributed net investment income	927
Accumulated net realized gain on investment transactions	7,019
Net unrealized appreciation on investments	97,853

$1,105,437

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$1,105,437	100,000	$11.05

See notes to financial statements.

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STATEMENT OF OPERATIONS

Period from June 28, 2017(a) to December 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $17)	$5,013
Affiliated issuers	826	$5,839

Expenses
Advisory fee (see Note B)	2,106
Transfer agency—Advisor Class	610
Audit and tax	43,152
Administrative	34,807
Amortization of offering expenses	34,696
Registration fees	25,327
Custodian	23,357
Legal	18,751
Directors’ fees	14,524
Printing	8,437
Miscellaneous	2,551

Total expenses	208,318
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,131)

Net expenses		2,187

Net investment income		3,652

Realized and Unrealized Gain on Investments
Net realized gain on:
Investment transactions		14,969
Net change in unrealized appreciation/depreciation on:
Investments		97,853

Net gain on investments		112,822

Net Increase in Net Assets from Operations		$116,474

(a)	Commencement of operations.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	June 28, 2017(a) to December 31, 2017
Increase in Net Assets from Operations
Net investment income	$3,652
Net realized gain on investment transactions	14,969
Net change in unrealized appreciation/depreciation on investments	97,853

Net increase in net assets from operations	116,474
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(3,090)
Net realized gain on investment transactions
Advisor Class	(7,950)
Capital Stock Transactions
Net increase	1,000,003

Total increase	1,105,437
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $927)	$1,105,437

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee Core Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. No classes are being publicly offered. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares have not been issued. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Advisor Class shares. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the

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NOTES TO FINANCIAL STATEMENTS (continued)

value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$916,123		$	– 0	–	$	– 0	–	$916,123
Short-Term Investments:
Investment Companies	201,106			– 0	–		– 0	–	201,106

Total Investments in Securities	1,117,229			– 0	–		– 0	–	1,117,229
Other Financial Instruments*:	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,117,229		$	– 0	–	$	– 0	–	$1,117,229

^	See Portfolio of Investments for sector classifications.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current initial tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $68,085 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the S&P 500 Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring

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NOTES TO FINANCIAL STATEMENTS (continued)

Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from the commencement of operations to December 31, 2018 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended December 31, 2017, the Fund accrued advisory fees of $2,106, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .39% of the Fund’s average net assets, which reflected a (.16)% Performance Adjustment of $(842).

The Adviser has agreed to waive its fees and bear certain expenses through December 31, 2018 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .05% of average daily net assets. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fees were waived or the expenses were borne; such waivers that are subject to repayment amount to $171,134 for the fiscal period ended December 31, 2017. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .05%.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $34,807.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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NOTES TO FINANCIAL STATEMENTS (continued)

Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $615 for the period ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended December 31, 2017, such waiver amounted to $190.

A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2017 is as follows:

Fund	Market Value 6/28/17* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$1,229	$1,028	$201	$1

*	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2017 amounted to $375, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2017, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,273,205		$469,904
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,019,965

Gross unrealized appreciation	$101,727
Gross unrealized depreciation	(4,463)

Net unrealized appreciation	$97,264

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended December 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	June 28, 2017* to December 31, 2017		June 28, 2017* to December 31, 2017

Advisor Class
Shares sold	100,000		$1,000,003

Shares issued in reinvestment of dividends and distributions	0	(a)	0	(b)

Net increase	100,000		$1,000,003

*	Commencement of operations.

(a)	less than 0.5 shares.

(b)	less than $0.5.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

2017
Distributions paid from:
Ordinary income	$11,040

Total taxable distributions paid	$11,040

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,535
Unrealized appreciation/(depreciation)	97,264	(a)

Total accumulated earnings/(deficit)	$105,799

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

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NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Shares Of Capital Stock Outstanding Throughout Each Period

Advisor Class
June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investments	1.12

Net increase in net asset value from operations	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.03)
Distributions from net realized gain on investment transactions	(.08)

Total dividends and distributions	(.11)

Net asset value, end of period	$11.05

Total Return
Total investment return based on net asset value(d)	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,105
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.41%
Expenses, before waivers/reimbursements(e)(f)	38.86%
Net investment income(c)(f)	.68%
Portfolio turnover rate	53%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2017, such waiver amounted to 0.03% annualized.

(f)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee Core Opportunities Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee Core Opportunities Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB FlexFee Core Opportunities Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at December 31, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the calendar year ended December 31, 2017. For corporate shareholders 22.72% of dividends paid qualify for the dividends received deduction.

For individual shareholders, the Fund designates 34.30% of dividends paid as qualified dividend income.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Frank V. Caruso(2), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CFA, who is team leader of U.S. Growth Equities, is primarily responsible for the day-to-day management of the Fund.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 35

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 37

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 39

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND

Officer Information

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Frank V. Caruso, 61	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of US Growth Equities.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vince S. Noto, 53	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**

since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 41

Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on August 1-2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) relating to a change in the daily fee computation methodology in respect of AB FlexFeeTM Core Opportunities Portfolio (the “Fund”). The amendment provided that, for purposes of calculating the incentive portion of the Adviser’s advisory fee, the Fund’s investment performance on each business day would be compared with the performance of its benchmark index on the same day (rather than on the prior business day).

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors concluded that the proposed amendment would result in a more precise calculation of the Adviser’s incentive fee and unanimously approved the Amended Agreement.

The directors approved the Fund’s current Advisory Agreement at a meeting held on January 31-February 1, 2017 (the “January/February Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below.

Board’s Approval at the January/February 2017 Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM Core Opportunities Portfolio (the “Fund”) for an initial two-year period at a meeting held on January 31-February 1, 2017 (the “Meeting”). (At the time of the approval of the Advisory Agreement, the Fund was known as AB Performance Fee Series—Core Opportunities Portfolio.)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment), in which the Senior Officer concluded

42 | AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO	abfunds.com

that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 43

The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets. The directors also noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser manages another AB Fund with a similar investment style, and, at the Meeting, the directors reviewed performance information for that AB Fund. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by three analytical services

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that are not affiliated with the Adviser (the “15(c) service providers”), concerning advisory fee rates paid by other funds in the same category as the Fund at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 45

The directors also considered the projected total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2018. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

46 | AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO | 47

NOTES

48 | AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO	abfunds.com

AB FLEXFEE CORE OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFCO-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB FLEXFEETM EMERGING MARKETS GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee Emerging Markets Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO | 1

ANNUAL REPORT

February 16, 2018

This report provides management’s discussion of fund performance for AB FlexFee Emerging Markets Growth Portfolio for the annual reporting period ended December 31, 2017.

On May 9, 2017, the Fund’s name was changed from the AB Performance Fee Series – Emerging Markets Growth Portfolio to the AB FlexFee Emerging Markets Growth Portfolio.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	12 Months
AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO
Advisor Class Shares	13.96%	38.30%
MSCI EM Index	15.92%	37.28%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index, for the six- and 12-month periods ended December 31, 2017.

The Fund underperformed its benchmark for the six-month period, and outperformed for the 12-month period. The Fund’s new performance-based advisory fee, which was instituted on July 1, 2017, was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which runs from July 1, 2017 through December 31, 2018).

For the 12-month period outperformance relative to the benchmark was due to an overweight to the technology sector, as well as stock selection in the sector. Stock selection in financials also contributed. Stock selection in the energy and consumer staples sectors detracted.

For the six-month period, stock selection in the health care and consumer staples sectors detracted, as did an underweight in the materials sector. Stock selection in the financials sector, and an overweight to the technology sector contributed. For both periods, an underweight to Brazil detracted from performance, while an overweight to Russia contributed. (Country selection is a result of bottom-up security analysis combined with fundamental research).

The Fund did not utilize derivatives during either period.

2 | AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

The 12-month period ended December 31, 2017, marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed developed markets, and non-US stocks outperformed US stocks. Large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. Japanese stocks outperformed, while European equities trailed. In December, tax reform was passed in the US Congress, buoying global market sentiment.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will under normal circumstances be invested in securities of emerging-market companies and related derivatives. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Emerging-market countries may include countries referred to as “frontier” markets, such as Egypt, Nigeria and Vietnam.

In managing the Fund, the Adviser will employ a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and business quality. The Adviser will typically look for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates, and will combine fundamental and quantitative analyses in its stock selection process. The Adviser will not target any particular country, sector or market capitalization weightings for the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

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DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/13/20141 TO 12/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee Emerging Markets Growth Portfolio Advisor Class shares (from 11/13/20141 to 12/31/2017) as compared to the performance of the Fund’s benchmark.

1	Inception date: 11/13/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
1 Year	38.30%	38.30%
Since Inception[2]	7.39%	7.39%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 5.91% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 11/13/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
1 Year	38.30%
Since Inception[2]	7.39%

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 11/13/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,139.60	$0.81	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.2

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Cyprus, Kenya, Poland, Singapore, Thailand and Vietnam.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$501,586	8.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	436,453	7.1
Alibaba Group Holding Ltd. (Sponsored ADR)	401,590	6.6
Naspers Ltd. – Class N	286,196	4.7
AIA Group Ltd.	222,848	3.6
China Construction Bank Corp. – Class H	204,363	3.3
HDFC Bank Ltd. (ADR)	192,343	3.1
Grupo Financiero Banorte SAB de CV – Class O	185,093	3.0
Housing Development Finance Corp., Ltd.	179,963	2.9
Tencent Holdings Ltd.	165,625	2.7
	$2,776,060	45.2%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 34.8%
Banks – 22.9%
Banco Macro SA (ADR)	550	$63,734
Bank Central Asia Tbk PT	41,500	66,958
Bank Mandiri Persero Tbk PT	167,000	98,339
China Construction Bank Corp. – Class H	222,000	204,363
China Merchants Bank Co., Ltd. – Class H	33,500	132,629
Credicorp Ltd.	570	118,235
Grupo Financiero Banorte SAB de CV – Class O	33,720	185,093
Grupo Financiero Galicia SA (ADR)	670	44,119
HDFC Bank Ltd.	4,120	122,191
HDFC Bank Ltd. (ADR)	690	70,152
IndusInd Bank Ltd.	3,100	79,909
Industrial & Commercial Bank of China Ltd. – Class H	80,000	64,131
Kasikornbank PCL (Foreign Shares)	3,000	22,001
Sberbank of Russia PJSC (Sponsored ADR)	8,099	137,926

		1,409,780

Consumer Finance – 1.0%
KRUK SA	790	59,347
Qudian, Inc. (Sponsored ADR)(a)	127	1,593

		60,940

Diversified Financial Services – 2.1%
Chailease Holding Co., Ltd.	23,000	66,718
Cielo SA	8,740	61,960

		128,678

Insurance – 4.2%
AIA Group Ltd.	26,200	222,848
Max Financial Services Ltd.(a)	3,832	35,178

		258,026

Thrifts & Mortgage Finance – 4.6%
Housing Development Finance Corp., Ltd.	6,720	179,963
Indiabulls Housing Finance Ltd.	5,370	100,371

		280,334

		2,137,758

Information Technology – 30.3%
Electronic Equipment, Instruments & Components – 2.9%
Elite Material Co., Ltd.	25,000	84,884
Sunny Optical Technology Group Co., Ltd.	6,000	76,184
Tongda Group Holdings Ltd.	60,000	15,292

		176,360

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet Software & Services – 11.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	2,329	$401,590
NetEase, Inc. (ADR)	320	110,422
Sea Ltd. (ADR)(a)	3,433	45,762
Tencent Holdings Ltd.	3,200	165,625

		723,399

Semiconductors & Semiconductor Equipment – 7.6%
Realtek Semiconductor Corp.	8,000	29,162
Taiwan Semiconductor Manufacturing Co., Ltd.	57,000	436,453

		465,615

Technology Hardware, Storage & Peripherals – 8.1%
Samsung Electronics Co., Ltd.	148	351,635
Samsung Electronics Co., Ltd. (Preference Shares)	77	149,951

		501,586

		1,866,960

Consumer Discretionary – 13.2%
Diversified Consumer Services – 3.0%
Four Seasons Education Cayman, Inc. (ADR)(a)	7,930	71,370
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	355	33,370
Tarena International, Inc. (ADR)	5,499	82,430

		187,170

Hotels, Restaurants & Leisure – 0.4%
Premium Leisure Corp.	845,000	22,890

Household Durables – 1.3%
Basso Industry Corp.	19,000	42,474
Cuckoo Electronics Co., Ltd.(a)(b)(c)(d)	254	39,148

		81,622

Internet & Direct Marketing Retail – 1.9%
Ctrip.com International Ltd. (ADR)(a)	2,270	100,107
MakeMyTrip Ltd.(a)	480	14,328

		114,435

Media – 6.1%
IMAX China Holding, Inc.(a)(e)	11,200	33,438
Naspers Ltd. – Class N	1,033	286,196
Sun TV Network Ltd.	3,620	56,216

		375,850

Textiles, Apparel & Luxury Goods – 0.5%
Welspun India Ltd.	25,640	28,580

		810,547

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 5.7%
Oil, Gas & Consumable Fuels – 5.7%
LUKOIL PJSC (Sponsored ADR)	1,703	$97,030
Novatek PJSC (Sponsored GDR)(e)	900	108,180
Petroleo Brasileiro SA (Preference Shares)(a)	24,300	117,920
YPF SA (Sponsored ADR)	1,140	26,117

		349,247

Consumer Staples – 5.1%
Food & Staples Retailing – 2.4%
Dino Polska SA(a)(e)	808	18,253
Lenta Ltd. (GDR)(a)(e)	9,732	56,399
X5 Retail Group NV (GDR)(a)(e)	2,000	75,540

		150,192

Personal Products – 1.0%
Amorepacific Corp.(a)	95	27,021
LG Household & Health Care Ltd.(a)	28	31,098

		58,119

Tobacco – 1.7%
ITC Ltd.	25,940	106,987

		315,298

Health Care – 3.8%
Biotechnology – 1.2%
China Biologic Products Holdings, Inc.(a)	730	57,502
Medy-Tox, Inc.	35	15,853

		73,355

Health Care Equipment & Supplies – 0.4%
Yestar Healthcare Holdings Co., Ltd.	57,500	24,434

Health Care Providers & Services – 0.3%
Wuxi Biologics Cayman, Inc.(a)(e)	3,200	17,899

Pharmaceuticals – 1.9%
China Medical System Holdings Ltd.	50,000	116,389

		232,077

Industrials – 2.3%
Industrial Conglomerates – 0.5%
SM Investments Corp.	1,585	31,433

Professional Services – 0.5%
51job, Inc. (ADR)(a)	510	31,034

Road & Rail – 1.3%
Globaltrans Investment PLC (Sponsored GDR)(e)	8,750	82,162

		144,629

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 1.0%
Tower Bersama Infrastructure Tbk PT	124,000	$58,593

Wireless Telecommunication Services – 0.6%
Safaricom Ltd.	140,900	36,881

		95,474

Utilities – 1.0%
Electric Utilities – 1.0%
Equatorial Energia SA	3,200	63,323

Real Estate – 1.0%
Real Estate Management & Development – 1.0%
Ayala Land, Inc.	68,200	60,841

Materials – 0.6%
Metals & Mining – 0.6%
JSW Steel Ltd.	9,340	39,474

Total Common Stocks (cost $4,756,421)		6,115,628

Equity Linked Notes – 1.1%
Real Estate – 0.9%
Real Estate Management & Development – 0.9%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	26,180	54,378

Consumer Discretionary – 0.2%
Specialty Retail – 0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/29/19(a)	2,700	15,576

Total Equity Linked Notes (cost $66,009)		69,954

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(f)(g)(h) (cost $58,718)	58,718	58,718

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.0%
BBH, Grand Cayman
(1.45)%, 1/03/18	CHF	0	*	$12
(0.567)%, 1/02/18	EUR	0	*	118
0.165%, 1/02/18	GBP	0	*	41
0.35%, 1/02/18	SGD	0	*	42
0.46%, 1/02/18	HKD	4		554
7.974%, 1/02/18	ZAR	7		572

Total Time Deposits (cost $1,271)				1,339

Total Short-Term Investments (cost $59,989)				60,057

Total Investments – 101.5% (cost $4,882,419)				6,245,639
Other assets less liabilities – (1.5)%				(94,086)

Net Assets – 100.0%				$6,151,553

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $391,871 or 6.4% of net assets.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,823,701)	$6,186,921
Affiliated issuers (cost $58,718)	58,718
Foreign currencies, at value (cost $11,560)	11,578
Receivable from Adviser	68,224
Receivable for investment securities sold and foreign currency transactions	8,701
Unaffiliated dividends receivable	6,058
Affiliated dividends receivable	20

Total assets	6,340,220

Liabilities
Audit and tax fee payable	60,126
Due to Custodian	41,145
Payable for investment securities purchased	32,505
Custody fee payable	28,970
Transfer Agent fee payable	1,010
Accrued expenses and other liabilities	24,911

Total liabilities	188,667

Net Assets	$6,151,553

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,972,229
Distributions in excess of net investment income	(3,039)
Accumulated net realized loss on investment and foreign currency transactions	(176,889)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,359,202

$6,151,553

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$6,151,553	498,000	$12.35

See notes to financial statements.

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STATEMENT OF OPERATIONS

	For the Period July 1, 2017 to December 31, 2017(a)		Year Ended June 30, 2017
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,469 and $9,342, respectively)	$34,563		$83,862
Affiliated issuers	159		127
Interest	30		54

Total Income	34,752		84,043

Expenses
Advisory fee (see Note B)	1,487		56,842
Transfer agency—Class A	– 0	–	15
Transfer agency—Class C	– 0	–	19
Transfer agency—Advisor Class	3,413		7,267
Distribution fee—Class A	– 0	–	22
Distribution fee—Class C	– 0	–	86
Audit and tax	65,779		69,624
Custodian	35,492		76,498
Administrative	36,795		62,175
Legal	29,577		34,947
Directors’ fees	14,520		27,099
Printing	10,021		6,124
Registration fees	600		– 0	–
Miscellaneous	13,050		22,059

Total expenses	210,734		362,777
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,268)		(294,983)

Net expenses	4,466		67,794

Net investment income	30,286		16,249

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	363,018	(b)	65,942	(c)
Foreign currency transactions	2,925		(5,722)
Net change in unrealized appreciation/depreciation on:
Investments	366,449	(d)	976,437	(e)
Foreign currency denominated assets and liabilities	(22)		129

Net gain on investment and foreign currency transactions	732,370		1,036,786

Net Increase in Net Assets from Operations	$762,656		$1,053,035

(a)	The Fund changed its fiscal year end from June 30 to December 31.

(b)	Net of foreign capital gains taxes of $2,226.

(c)	Net of foreign capital gains taxes of $2,671.

(d)	Net of decrease in accrued foreign capital gains taxes of $5,130.

(e)	Net of increase in accrued foreign capital gains taxes of $7,152.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	For the Period July 1, 2017 to December 31, 2017(a)		Year Ended June 30, 2017		Year Ended June 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,286		$16,249		$11,658
Net realized gain (loss) on investment and foreign currency transactions	365,943		60,220		(588,565)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	366,427		976,566		180,617
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	119

Net increase (decrease) in net assets from operations	762,656		1,053,035		(396,171)
Dividends to Shareholders from
Net investment income
Class A	– 0	–	(5)		(6)
Advisor Class	(41,135)		(12,998)		(10,508)
Capital Stock Transactions
Net decrease	– 0	–	(21,297)		– 0	–

Total increase (decrease)	721,521		1,018,735		(406,685)
Net Assets
Beginning of period	5,430,032		4,411,297		4,817,982

End of period (including distributions in excess of net investment income of ($3,039) and undistributed net investment income of $7,111 and $12,258, respectively)	$6,151,553		$5,430,032		$4,411,297

(a)	The Fund changed its fiscal year end from June 30 to December 31.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee Emerging Markets Growth Portfolio (the “Fund”), a diversified portfolio. On December 29, 2016, the Fund’s name was changed from the AB Emerging Markets Growth Portfolio to the AB Performance Fee Series—Emerging Markets Growth Portfolio. On May 9, 2017, the Fund’s name was changed to its current name, the AB FlexFee Emerging Markets Growth Portfolio. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. No classes are being publicly offered. Class R, Class K, Class I, Class Z, Class T, Class 1 or Class 2 shares have not been issued, and no shares of Class A or Class C were outstanding as of December 31, 2017. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of the Advisor Class shares. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

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NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$802,571		$1,335,187		$	– 0	–	$2,137,758
Information Technology	557,774		1,309,186			– 0	–	1,866,960
Consumer Discretionary	357,821		413,578			39,148		810,547
Energy	134,297		214,950			– 0	–	349,247
Consumer Staples	240,646		74,652			– 0	–	315,298
Health Care	115,688		116,389			– 0	–	232,077
Industrials	144,629		– 0	–		– 0	–	144,629
Telecommunication Services	36,881		58,593			– 0	–	95,474
Utilities	– 0	–	63,323			– 0	–	63,323
Real Estate	– 0	–	60,841			– 0	–	60,841
Materials	– 0	–	39,474			– 0	–	39,474
Equity Linked Notes:
Real Estate	– 0	–	54,378			– 0	–	54,378
Consumer Discretionary	– 0	–	15,576			– 0	–	15,576
Short-Term Investments:
Investment Companies	58,718		– 0	–		– 0	–	58,718
Time Deposits	– 0	–	1,339			– 0	–	1,339

Total Investments in Securities	2,449,025		3,757,466	†		39,148		6,245,639
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$2,449,025		$3,757,466			$39,148		$6,245,639

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	An amount of $259,815 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $326,109 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools not being used during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks: Consumer Discretionary
Balance as of 6/30/2017	$	– 0	–
Realized gain (loss)		1,015
Change in unrealized appreciation/ depreciation		6,989
Purchases		– 0	–
Sales		(6,103)
Transfers into Level 3		37,247
Transfers out of Level 3		– 0	–

Balance as of 12/31/17(a)		$39,148

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17**		$6,989

(a)	The Fund changed its fiscal year end from June 30 to December 31.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Change of Fiscal Year End

The Fund changed its fiscal year end from June 30 to December 31. Accordingly, the statement of operations, statement of changes in net assets and the financial highlights reflect the six months from July 1, 2017 to December 31, 2017.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective July 1, 2017, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .75% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the MSCI Emerging Markets Index (net) (“Index”) plus 1.75% (“Index Hurdle”) over the Performance Period (as defined below). For the period from August 4, 2017 to October 31, 2017, the MSCI Emerging Markets Index with IDCo Fair Value Pricing (net) was used for purposes of calculating the Performance Adjustment. The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .004% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through

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the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .70% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.75% for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below in this section. The Performance Period is initially from July 1, 2017 to December 31, 2018 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended December 31, 2017, the Fund accrued advisory fees of $1,487, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .05% of the Fund’s average net assets, which reflected a (0.70)% Performance Adjustment of $(20,579). Prior to July 1, 2017, under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Fund’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, .90% of the excess of $3 billion up to $6 billion, and .85% of the excess of $6 billion. The fee was accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses through December 31, 2018 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). Prior to July 1, 2017, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.45% of the daily average net

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NOTES TO FINANCIAL STATEMENTS (continued)

assets for Advisor Class shares (the “Old Expense Cap”). Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $214,650 for the year ended June 30, 2016, $230,326 for the year ended June 30, 2017, and $169,436 for the period ended December 31, 2017. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% or, for fees waived or expenses borne prior to July 1, 2017, the Old Expense Cap. Also, prior to July 1, 2017, the Adviser was voluntarily waiving its advisory fee for the Fund in an additional amount of .05% of average daily net assets. For the year ended June 30, 2017, such waiver amounted to $2,420.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $36,795. For the year ended June 30, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $62,175.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,977 and $5,531 for the period ended December 31, 2017 and year ended June 30, 2017, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee

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NOTES TO FINANCIAL STATEMENTS (continued)

and expense. For the period ended December 31, 2017, such waiver amounted to $37. For the year ended June 30, 2017, such waiver amounted to $62. A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2017 is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$50	$1,002	$993	$59	$0	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2017 amounted to $4,387, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,789,012		$1,750,760
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,902,510

Gross unrealized appreciation	$1,570,534
Gross unrealized depreciation	(227,405)

Net unrealized appreciation	$1,343,129

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended December 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	July 1, 2017 to December 31, 2017(a)		Year Ended June 30, 2017		Year Ended June 30, 2016		July 1, 2017 to December 31, 2017(a)			Year Ended June 30, 2017		Year Ended June 30, 2016

Class A
Shares redeemed	– 0	–	(1,000)		– 0	–	$	– 0	–	$(10,750)		$	– 0	–

Net decrease	– 0	–	(1,000)		– 0	–	$	– 0	–	$(10,750)		$	– 0	–

Class C
Shares redeemed	– 0	–	(1,000)		– 0	–	$	– 0	–	$(10,550)		$	– 0	–

Net decrease	– 0	–	(1,000)		– 0	–	$	– 0	–	$(10,550)		$	– 0	–

Advisor Class
Shares sold	– 0	–	0	(b)	– 0	–	$	– 0	–	$3		$	– 0	–

Shares issued in reinvestment of dividends	0	(b)	– 0	–	– 0	–		0	(c)	– 0	–		– 0	–

Net increase	0	(b)	0	(b)	– 0	–		$0	(c)	$3		$	– 0	–

(a)	The Fund changed its fiscal year end from June 30 to December 31.

(b)	less than 0.5 shares.

(c)	less than $0.5.

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended December 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2017, and years ended June 30, 2017 and June 30, 2016 were as follows:

	December 2017	June 2017	June 2016
Distributions paid from:
Ordinary income	$41,135	$13,003	$10,514

Total taxable distributions paid	$41,135	$13,003	$10,514

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,441
Accumulated capital and other losses	(161,277	)(a)
Unrealized appreciation/(depreciation)	1,339,111	(b)

Total accumulated earnings/(deficit)	$1,179,275

(a)	As of December 31, 2017, the Fund had a net capital loss carryforward of $161,277. During the fiscal period, the Fund utilized $368,957 of capital loss carryforwards to offset current year net realized gains.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund had a net short-term capital loss carryforward of $55,533 and a net long-term capital loss carryforward of $105,744, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to foreign currency reclassifications and reclassifications of foreign capital gains tax resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 1, 2017 to December 31, 2017(a)	Year Ended June 30,	November 13, 2014(b) to June 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.90	$ 8.82	$ 9.64	$ 10.00

Income From Investment Operations
Net investment income(c)(d)	.06	.03	.02	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.47	2.08	(.82)	(.37)
Contributions from Affiliates	– 0	–	– 0	–	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	1.53	2.11	(.80)	(.36)

Less: Dividends
Dividends from net investment income	(.08)	(0.03)	(.02)	– 0	–

Net asset value, end of period	$ 12.35	$ 10.90	$ 8.82	$ 9.64

Total Return
Total investment return based on net asset value(f)	13.96%	24.06%	(8.27)%	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,152	$5,430	$4,394	$4,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15	% (g)	1.40%	1.40%	1.45	%(g)
Expenses, before waivers/reimbursements	7.08	%(g)	7.50%	7.99%	8.01	%(g)
Net investment income(d) .	1.02	%(g)	.34%	.28%	.22	%(g)
Portfolio turnover rate	30%	79%	77%	31%

(a)	The Fund changed its fiscal year end from June 30 to December 31.

(b)	Commencement of operations.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $0.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB FlexFee Emerging Markets Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee Emerging Markets Growth Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2017, and the related statements of operations for the period July 1, 2017 to December 31, 2017 and the year ended June 30, 2017, the statements of changes in net assets for the period July 1, 2017 to December 31, 2017 and each of the two years in the period ended June 30, 2017, the financial highlights for the period July 1, 2017 to December 31, 2017, each of the two years in the period ended June 30, 2017 and the period November 13, 2014 (commencement of operations) to June 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB FlexFee Emerging Markets Growth Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at December 31, 2017, the results of its operations for the period July 1, 2017 to December 31, 2017 and the year ended June 30, 2017, the changes in its net assets for the period July 1, 2017 to December 31, 2017 and each of the two years in the period ended June 30, 2017, and its financial highlights for the period July 1, 2017 to December 31, 2017, each of the two years in the period ended June 30, 2017 and the period November 13, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the calendar year ended December 31, 2017. For individual shareholders, the Fund designates 79.67% of dividends paid as qualified dividend income.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Laurent Saltiel(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Mr. Saltiel is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Laurent Saltiel 48	Vice President	Senior Vice President of the Adviser with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on October 31-November 2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM Emerging Markets Growth Portfolio (the “Fund”) to change the Fund’s index to the MSCI Emerging Markets Index from the MSCI Emerging Markets Index with IDCo Fair Value Pricing for purposes of the Fund’s performance fee calculation and performance benchmark.

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors unanimously approved the Amended Agreement.

The directors approved the current Advisory Agreement at meetings held on August 1-2, 2017 (the “August 2017 Meeting”) and January 31-February 1, 2017 (the “January/February 2017 Meeting”) and discussions regarding the basis for the Board’s approval at these meetings are set forth below.

Board’s Approval at the August 2017 Meeting

Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on August 1-2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) relating to a change in the daily fee computation methodology in respect of AB FlexFeeTM Emerging Markets Growth Portfolio (the “Fund”). The amendment provided that, for purposes of calculating the incentive portion of the Adviser’s advisory fee, the Fund’s investment performance on each business day would be compared with the performance of its benchmark index on the same day (rather than on the prior business day). The amendment also changed the Fund’s index to the MSCI Emerging Markets Index with IDCo Fair Value Pricing from the MSCI Emerging Markets Index for purposes of the Fund’s performance fee calculation and performance benchmark.

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors concluded that the proposed amendment would result in a more precise calculation of the Adviser’s incentive fee and unanimously approved the Amended Agreement.

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The directors approved the Fund’s current Advisory Agreement at a meeting held on January 31-February 1, 2017 (the “January/February Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below.

Board’s Approval at the January/February 2017 Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting held on January 31-February 1, 2017 (the “Meeting”), the disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved an amendment to the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM Emerging Markets Growth Portfolio (the “Fund”) to change the Fund’s advisory fee effective July 1, 2017. The amended Advisory Agreement was approved for an initial two-year period. (The Fund was formerly known as AB Emerging Markets Growth Portfolio and, at the time of the approval of the amended Advisory Agreement, AB Performance Fee Series—Emerging Markets Growth Portfolio.)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment), in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets. The directors also noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark, which they considered to create an appropriate alignment of incentives.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

At the Meeting, the directors reviewed performance information for the Fund’s prior operations as AB Cap Fund—AB Emerging Markets Growth Portfolio and noted as well the Adviser’s experience in managing emerging markets growth accounts. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by three analytical services that are not affiliated with the Adviser (the “15(c) service providers”), concerning advisory fee rates paid by other funds in the same category as the Fund at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore

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funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the projected total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2018. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent

abfunds.com	AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO | 51

consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

52 | AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO | 53

NOTES

54 | AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO | 55

NOTES

56 | AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO	abfunds.com

AB FLEXFEE EMERGING MARKETS GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFEMG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB FLEXFEETM INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

ANNUAL REPORT

February 12, 2018

This report provides management’s discussion of fund performance for AB FlexFee International Strategic Core Portfolio for the annual reporting period ended December 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	Since Inception[1]
AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO
Advisor Class Shares	8.52%	7.86%
MSCI EAFE Index (net)	9.86%	8.85%

1	Since inception on 6/28/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (net), for the six-month period ended December 31, 2017, and the period since the Fund’s inception on June 28, 2017 through December 31, 2017.

The Fund underperformed the benchmark for the six-month and since-inception periods. The Fund’s advisory fee, which is performance-based, was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which is from inception through December 31, 2018.) For both periods, security selection in the industrials and technology sectors detracted relative to the benchmark. Underweights in energy and materials also detracted, while an overweight in technology and an underweight in health care contributed. Stock selection in the financials and health care sectors also contributed. An overweight to Israel detracted, while an overweight to Norway contributed.

The Fund utilized derivatives in the form of forwards for hedging purposes during the six-month period, which detracted from absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities delivered strong returns over the six-month period ended December 31, 2017. Emerging-market stocks outperformed developed-

2 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

market stocks, followed by US equities. Large-cap stocks continued to outpace their small-cap peers, and growth outperformed value, in terms of style.

Stocks continued to advance on strong economic data and growth globally. Geopolitical tensions between the US and North Korea weighed on market performance early in the period, but were soon overshadowed by strong corporate earnings and signs of improving global growth. US tax reform moved forward and the Tax Cuts and Jobs Act was signed into law in late December. Oil rallied back to two-and-a-half-year highs amid continued production cuts that are expected to extend into late 2018.

The Fund’s Senior Investment Management Team (the “Team”) continued to be aware of the valuation of the most stable companies in the universe. The Fund has been positioned in such a way as to avoid the most crowded positions, mindful of the risks particularly in a rising-rate environment, while at the same time aiming to provide downside protection in case of a sell-off. The Team continued to uncover what it believes are attractive opportunities with below-market volatility and looked for a diverse set of opportunities in companies with attractive business models, strong capital stewardship and business models with strong recurring revenues even in cyclical industries and in companies benefiting from favorable regulations.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies,

(continued on next page)

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

4 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee International Strategic Core Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2017) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
Since Inception[2]	7.86%	7.86%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.00% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

8 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES
Since Inception[1]	7.86%

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,085.20	$0.79	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.2

1	All data are as of December 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Belgium, Finland, Italy, Singapore, South Korea, Sweden and the United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

December 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Oracle Corp. Japan	$74,485	2.3%
iShares MSCI EAFE ETF	72,419	2.3
RELX PLC	71,986	2.2
Amadeus IT Group SA – Class A	69,084	2.2
British American Tobacco PLC	64,219	2.0
Aristocrat Leisure Ltd.	63,529	2.0
Royal Dutch Shell PLC – Class B	61,624	1.9
Croda International PLC	61,401	1.9
Salmar ASA	59,787	1.9
Mitsubishi UFJ Financial Group, Inc.	56,040	1.7
	$654,574	20.4%

1	Long-term investments.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

December 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%
Financials – 27.3%
Banks – 14.9%
Bank Hapoalim BM	2,640	$19,388
BOC Hong Kong Holdings Ltd.	8,000	40,430
Danske Bank A/S	430	16,736
DBS Group Holdings Ltd.	2,600	48,090
DNB ASA	1,910	35,357
KBC Group NV	275	23,434
Mitsubishi UFJ Financial Group, Inc.	7,700	56,040
National Australia Bank Ltd.	1,730	39,730
Oversea-Chinese Banking Corp., Ltd.	3,100	28,639
Royal Bank of Canada	640	52,264
Seven Bank Ltd.	4,700	16,051
Sumitomo Mitsui Financial Group, Inc.	900	38,794
Swedbank AB – Class A	1,000	24,125
Toronto-Dominion Bank (The)	680	39,842

		478,920

Capital Markets – 4.6%
Euronext NV(a)	620	38,458
IG Group Holdings PLC	3,280	31,774
Partners Group Holding AG	65	44,538
Thomson Reuters Corp.	760	33,127

		147,897

Diversified Financial Services – 1.0%
ORIX Corp.	1,900	32,036

Insurance – 6.8%
Admiral Group PLC	560	15,105
Allianz SE (REG)	103	23,571
Direct Line Insurance Group PLC	7,650	39,365
Euler Hermes Group	240	35,077
NN Group NV	420	18,167
Swiss Re AG	590	55,177
Tryg A/S	1,220	30,518

		216,980

		875,833

Information Technology – 16.4%
Internet Software & Services – 1.6%
Moneysupermarket.com Group PLC	10,720	51,511

IT Services – 5.1%
Amadeus IT Group SA – Class A	960	69,084
Capgemini SE	407	48,206
Otsuka Corp.	600	45,951

		163,241

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.3%
SCREEN Holdings Co., Ltd.	100	$8,133

Software – 7.8%
Check Point Software Technologies Ltd.(b)	368	38,132
Constellation Software, Inc./Canada	42	25,461
Nice Ltd.	580	52,999
Oracle Corp. Japan	900	74,485
Playtech PLC	1,770	20,542
SAP SE	360	40,275

		251,894

Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA	665	22,402
Samsung Electronics Co., Ltd. (GDR)(a)	25	29,605

		52,007

		526,786

Consumer Discretionary – 12.7%
Distributors – 1.0%
PALTAC Corp.	700	31,902

Hotels, Restaurants & Leisure – 3.1%
Aristocrat Leisure Ltd.	3,450	63,529
Compass Group PLC	1,755	37,842

		101,371

Household Durables – 3.2%
Auto Trader Group PLC(a)	9,260	44,109
Fujitsu General Ltd.	1,200	26,306
Persimmon PLC	850	31,422

		101,837

Internet & Direct Marketing Retail – 0.5%
Start Today Co., Ltd.	500	15,176

Leisure Products – 0.9%
Bandai Namco Holdings, Inc.	900	29,376

Media – 1.9%
CTS Eventim AG & Co. KGaA	980	45,562
Daiichikosho Co., Ltd.	300	14,948

		60,510

Textiles, Apparel & Luxury Goods – 2.1%
HUGO BOSS AG	471	39,968
Moncler SpA	870	27,194

		67,162

		407,334

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 11.1%
Aerospace & Defense – 0.6%
BAE Systems PLC	2,560	$19,779

Airlines – 2.1%
Japan Airlines Co., Ltd.	800	31,256
Qantas Airways Ltd.	9,280	36,387

		67,643

Commercial Services & Supplies – 1.0%
G4S PLC	9,080	32,680

Machinery – 0.5%
Kone Oyj – Class B	300	16,111

Professional Services – 5.0%
Intertek Group PLC	580	40,561
RELX PLC	3,070	71,986
Wolters Kluwer NV	930	48,481

		161,028

Road & Rail – 0.6%
Central Japan Railway Co.	100	17,896

Transportation Infrastructure – 1.3%
Aena SME SA(a)	207	41,893

		357,030

Consumer Staples – 10.2%
Beverages – 3.6%
Diageo PLC	960	35,188
Royal Unibrew A/S	735	44,023
Suntory Beverage & Food Ltd.	800	35,576

		114,787

Food Products – 2.4%
Nestle SA (REG)	205	17,625
Salmar ASA	1,990	59,787

		77,412

Personal Products – 1.4%
Unilever PLC	775	42,986

Tobacco – 2.8%
British American Tobacco PLC	950	64,219
Scandinavian Tobacco Group A/S(a)	1,360	26,302

		90,521

		325,706

Telecommunication Services – 6.5%
Diversified Telecommunication Services – 6.5%
Com Hem Holding AB	2,480	37,912
HKT Trust & HKT Ltd. – Class SS	43,000	54,817
Nippon Telegraph & Telephone Corp.	1,000	47,014
TDC A/S	4,730	29,067
Telenor ASA	1,890	40,459

		209,269

16 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 5.1%
Health Care Equipment & Supplies – 0.8%
Cochlear Ltd.	190	$25,328

Pharmaceuticals – 4.3%
Novo Nordisk A/S – Class B	945	50,780
Recordati SpA	255	11,332
Roche Holding AG	130	32,871
Sanofi	240	20,662
Shionogi & Co., Ltd.	400	21,614

		137,259

		162,587

Materials – 4.0%
Chemicals – 2.9%
Covestro AG(a)	170	17,504
Croda International PLC	1,030	61,401
Nippon Shokubai Co., Ltd.	200	13,482

		92,387

Containers & Packaging – 1.1%
Amcor Ltd./Australia	3,070	36,786

		129,173

Energy – 3.8%
Oil, Gas & Consumable Fuels – 3.8%
Caltex Australia Ltd.	870	23,047
Royal Dutch Shell PLC – Class B	1,830	61,624
TOTAL SA	640	35,328

		119,999

Utilities – 0.4%
Electric Utilities – 0.4%
Endesa SA	640	13,688

Total Common Stocks (cost $2,918,832)		3,127,405

INVESTMENT COMPANIES – 2.2%
Funds and Investment Trusts – 2.2%
iShares MSCI EAFE ETF(c) (cost $69,890)	1,030	72,419

SHORT-TERM INVESTMENTS – 15.6%
Investment Companies – 15.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(c)(d)(e) (cost $501,073)	501,073	501,073

Total Investments – 115.3% (cost $3,489,795)		3,700,897
Other assets less liabilities – (15.3)%		(492,073)

Net Assets – 100.0%		$3,208,824

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	14	USD	10	3/14/18	$(275)
Brown Brothers Harriman & Co.	CAD	186	USD	145	3/14/18	(2,818)
Brown Brothers Harriman & Co.	CHF	24	USD	24	3/14/18	(347)
Brown Brothers Harriman & Co.	EUR	7	USD	8	3/14/18	(92)
Brown Brothers Harriman & Co.	GBP	123	USD	164	3/14/18	(1,537)
Brown Brothers Harriman & Co.	ILS	382	USD	108	3/14/18	(1,813)
Brown Brothers Harriman & Co.	JPY	3,995	USD	36	3/14/18	164
Brown Brothers Harriman & Co.	NOK	319	USD	39	3/14/18	35
Brown Brothers Harriman & Co.	NOK	605	USD	73	3/14/18	(1,177)
Brown Brothers Harriman & Co.	SEK	53	USD	6	3/14/18	(64)
Brown Brothers Harriman & Co.	SGD	42	USD	31	3/14/18	(304)
Brown Brothers Harriman & Co.	USD	6	CAD	8	3/14/18	30
Brown Brothers Harriman & Co.	USD	102	CHF	100	3/14/18	1,236
Brown Brothers Harriman & Co.	USD	297	EUR	251	3/14/18	4,985
Brown Brothers Harriman & Co.	USD	7	GBP	5	3/14/18	36
Brown Brothers Harriman & Co.	USD	20	ILS	70	3/14/18	22
Brown Brothers Harriman & Co.	USD	78	JPY	8,770	3/14/18	164
Brown Brothers Harriman & Co.	USD	59	JPY	6,571	3/14/18	(226)
Brown Brothers Harriman & Co.	USD	21	SEK	179	3/14/18	509
Royal Bank of Scotland PLC	USD	5	KRW	5,202	1/18/18	88
Standard Chartered Bank	KRW	31,610	USD	28	1/18/18	(1,476)

						$(2,860)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $197,871 or 6.2% of net assets.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

18 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,988,722)	$3,199,824
Affiliated issuers (cost $501,073)	501,073
Foreign currencies, at value (cost $4,926)	4,960
Receivable from Adviser	95,635
Deferred offering costs	33,389
Unrealized appreciation on forward currency exchange contracts	7,269
Unaffiliated dividends receivable	3,059
Receivable for foreign currency transactions	26
Affiliated dividends receivable	7

Total assets	3,845,242

Liabilities
Due to broker	455,371
Audit and tax fee payable	52,428
Custody fee payable	51,889
Due to Custodian	25,896
Payable for investment securities purchased	14,955
Unrealized depreciation on forward currency exchange contracts	10,129
Transfer Agent fee payable	527
Accrued expenses and other liabilities	25,223

Total liabilities	636,418

Net Assets	$3,208,824

Composition of Net Assets
Capital stock, at par	$30
Additional paid-in capital	2,999,295
Distributions in excess of net investment income	(1,544)
Accumulated net realized gain on investment and foreign currency transactions	2,801
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	208,242

$3,208,824

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$3,208,824	300,000	$10.70

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF OPERATIONS

Period from June 28, 2017(a) to December 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,891)	$28,975
Affiliated issuers	194	$29,169

Expenses
Advisory fee (see Note B)	789
Transfer agency—Advisor Class	1,806
Custodian	54,890
Audit and tax	52,428
Amortization of offering expenses	34,696
Legal	21,082
Administrative	26,694
Directors’ fees	14,524
Printing	6,998
Registration fees	611
Miscellaneous	8,669

Total expenses	223,187
Less: expenses waived and reimbursed by the Adviser (see Note B)	(220,861)

Net expenses		2,326

Net investment income		26,843

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		6,041
Forward currency exchange contracts		(7,632)
Foreign currency transactions		1,217
Net change in unrealized appreciation/depreciation on:
Investments		211,102
Forward currency exchange contracts		(2,860)
Foreign currency denominated assets and liabilities		0 (b)

Net gain on investment and foreign currency transactions		207,868

Net Increase in Net Assets from Operations		$234,711

(a)	Commencement of operations.

(b)	less than $0.5.

See notes to financial statements.

20 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	June 28, 2017(a) to December 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,843
Net realized loss on investment and foreign currency transactions	(374)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	208,242

Net increase in net assets from operations	234,711
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(22,650)
Net realized gain on investment and foreign currency transactions
Advisor Class	(3,240)
Capital Stock Transactions
Net increase	3,000,003

Total increase	3,208,824

Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of ($1,544))	$3,208,824

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. No classes are being publicly offered. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares have not been issued. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Advisor Class shares. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

24 | AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$192,084		$683,749		$	– 0	–	$875,833
Information Technology	63,593		463,193			– 0	–	526,786
Consumer Discretionary	75,531		331,803			– 0	–	407,334
Industrials	– 0	–	357,030			– 0	–	357,030
Consumer Staples	26,302		299,404			– 0	–	325,706
Telecommunication Services	121,796		87,473			– 0	–	209,269
Health Care	– 0	–	162,587			– 0	–	162,587
Materials	– 0	–	129,173			– 0	–	129,173
Energy	– 0	–	119,999			– 0	–	119,999
Utilities	– 0	–	13,688			– 0	–	13,688
Investment Companies	72,419		– 0	–		– 0	–	72,419
Short-Term Investments:
Investment Companies	501,073		– 0	–		– 0	–	501,073

Total Investments in Securities	1,052,798		2,648,099	†		– 0	–	3,700,897
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	7,269			– 0	–	7,269
Liabilities
Forward Currency Exchange Contracts	– 0	–	(10,129)			– 0	–	(10,129)

Total	$1,052,798		$2,645,239		$	– 0	–	$3,698,037

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current initial tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

8. Offering Expenses

Offering expenses of $68,085 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the MSCI EAFE Index (net) (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). For the period from August 4, 2017 to October 31, 2017, the MSCI EAFE Index with IDCo Fair Value Pricing (net) was used for purposes of calculating the Performance Adjustment. The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from the commencement of operations to December 31, 2018 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended December 31, 2017, the Fund accrued advisory fees of $789, as reflected in the statement of operations, at an annual

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NOTES TO FINANCIAL STATEMENTS (continued)

effective rate (excluding the impact from any expense waivers in effect) of .05% of the Fund’s average net assets, which reflected a (.50)% Performance Adjustment of $(7,891).

The Adviser has agreed to waive its fees and bear certain expenses through December 31, 2018 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fees were waived or the expenses were borne; such waivers that are subject to repayment amount to $194,120 for the fiscal period ended December 31, 2017. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10%.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount to $26,694.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,811 for the period ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended December 31, 2017, such waiver amounted to $47.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2017 is as follows:

Fund	Market Value 6/28/17* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$3,749	$3,248	$501	$0	**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2017 amounted to $1,878, of which $4 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,864,864		$882,182
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,500,173

Gross unrealized appreciation	$268,701
Gross unrealized depreciation	(68,280)

Net unrealized appreciation	$200,421

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates

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NOTES TO FINANCIAL STATEMENTS (continued)

on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended December 31, 2017, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2017 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$7,269	Unrealized depreciation on forward currency exchange contracts	$10,129

Total		$7,269		$10,129

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(7,632)	$(2,860)

Total		$(7,632)	$(2,860)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$677,679
Average principal amount of sale contracts	$690,330

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Brown Brothers Harriman & Co.	$7,181	$(7,181)		$	– 0	–	$	– 0	–	$ – 0	–
Royal Bank of Scotland PLC	88	– 0	–		– 0	–		– 0	–	88

Total	$7,269	$(7,181)		$	– 0	–	$	– 0	–	$88	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Brown Brothers Harriman & Co.	$8,653	$(7,181)		$	– 0	–	$	– 0	–	$1,472
Standard Chartered Bank.	1,476	– 0	–		– 0	–		– 0	–	1,476

Total	$10,129	$(7,181)		$	– 0	–	$	– 0	–	$2,948	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	June 28, 2017* to December 31, 2017		June 28, 2017* to December 31, 2017

Advisor Class
Shares sold	300,000		$3,000,003

Shares issued in reinvestment of dividends and distributions	0	(a)	0	(b)

Net increase	300,000		$3,000,003

*	Commencement of operations.

(a)	less than 0.5 shares.

(b)	less than $0.5.

NOTE E

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

2017
Distributions paid from:
Ordinary income	$25,890

Total taxable distributions paid	$25,890

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,078
Unrealized appreciation/(depreciation)	200,421	(a)

Total accumulated earnings/(deficit)	$209,499

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of offering costs resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Shares Of Capital Stock Outstanding Throughout Each Period

Advisor Class
June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09
Net realized and unrealized gain on investment and foreign currency transactions	.70

Net increase in net asset value from operations	.79

Less: Dividends and Distributions
Dividends from net investment income	(.08)
Distributions from net realized gain on investment and foreign currency transactions	(.01)

Total dividends and distributions	(.09)

Net asset value, end of period	$ 10.70

Total Return
Total investment return based on net asset value(d)	7.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,209
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.15%
Expenses, before waivers/reimbursements(e)	14.14%
Net investment income(c)(e)	1.70%
Portfolio turnover rate	29%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee International Strategic Core Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee International Strategic Core Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB FlexFee International Strategic Core Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at December 31, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2018

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 37

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the taxable period ended December 31, 2017. For corporate shareholders, 1.76% of dividends paid qualify for the dividends received deduction.

For individual shareholders, the Fund designates 82.33% of dividends paid as qualified dividend income.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 39

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND

Officer Information

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Kent W. Hargis, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Sammy Suzuki, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vince S. Noto, 53	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**

since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on October 31-November 2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM International Strategic Core Portfolio (the “Fund”) to change the Fund’s index to the MSCI EAFE Index from the MSCI EAFE Index with IDCo Fair Value Pricing for purposes of the Fund’s performance fee calculation and performance benchmark.

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors unanimously approved the Amended Agreement.

The directors approved the current Advisory Agreement at meetings held on August 1-2, 2017 (the “August 2017 Meeting”) and January 31-February 1, 2017 (the “January/February 2017 Meeting”) and discussions regarding the basis for the Board’s approval at these meetings are set forth below.

Board’s Approval at the August 2017 Meeting

Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on August 1-2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) relating to a change in the daily fee computation methodology in respect of AB FlexFeeTM International Strategic Core Portfolio (the “Fund”). The amendment provided that, for purposes of calculating the incentive portion of the Adviser’s advisory fee, the Fund’s investment performance on each business day would be compared with the performance of its benchmark index on the same day (rather than on the prior business day). The amendment also changed the Fund’s index to the MSCI EAFE Index with IDCo Fair Value Pricing from the MSCI EAFE Index for purposes of the Fund’s performance fee calculation and performance benchmark.

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors concluded that the proposed amendment would result in a more precise calculation of the Adviser’s incentive fee and unanimously approved the Amended Agreement.

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The directors approved the Fund’s current Advisory Agreement at a meeting held on January 31-February 1, 2017 (the “January/February Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below.

Board’s Approval at the January/February 2017 Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM International Strategic Core Portfolio (the “Fund”) for an initial two-year period at a meeting held on January 31-February 1, 2017 (the “Meeting”). (At the time of the approval of the Advisory Agreement, the Fund was known as AB Performance Fee Series—International Strategic Core Portfolio.)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment), in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the

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directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets. The directors also noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark, which they considered to create an appropriate alignment of incentives.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser manages another AB Fund with a similar investment style, and, at the Meeting, the directors reviewed performance information for that AB Fund. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by three analytical services that are not affiliated with the Adviser (the “15(c) service providers”), concerning advisory fee rates paid by other funds in the same category as the Fund at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that

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the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the projected total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2018. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry

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and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

abfunds.com	AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO | 55

NOTES

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AB FLEXFEE INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFISCP-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB FLEXFEETM LARGE CAP GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee Large Cap Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 1

ANNUAL REPORT

February 7, 2018

This report provides management’s discussion of fund performance for AB FlexFee Large Cap Growth Portfolio for the annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	Since Inception[1]
AB FLEXFEE LARGE CAP GROWTH PORTFOLIO
Advisor Class Shares	13.13%	12.34%
Russell 1000 Growth Index	14.23%	12.94%

1	Since inception on 6/28/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six-month period ended December 31, 2017, and the period since the Fund’s inception on June 28, 2017, through December 31, 2017.

The Fund underperformed its benchmark for both the six-month and since-inception periods. The Fund’s advisory fee, which is performance-based, was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which is from inception through December 31, 2018.) For both periods, an overweight to the health care sector and an underweight to industrials detracted relative to the benchmark. Stock selection in the consumer discretionary, technology and industrials sectors also detracted, while selection in the health care and consumer staples sectors contributed. An overweight in technology and underweights in real estate and materials also contributed.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities delivered strong returns over the six-month period ended December 31, 2017. Emerging-market stocks outperformed developed-market stocks, followed by US equities. Large-cap stocks continued to outpace their small-cap peers, and growth outperformed value, in terms of style.

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Stocks continued to advance on strong economic data and growth globally. Geopolitical tensions between the US and North Korea weighed on market performance early in the period, but were soon overshadowed by strong corporate earnings and signs of improving global growth. US tax reform moved forward and the Tax Cuts and Jobs Act was signed into law in late December. Oil rallied back to two-and-a-half-year highs amid continued production cuts that are expected to extend into late 2018.

The Fund’s Senior Investment Management Team (the “Team”) believes fundamentals and earnings growth can be the most significant catalysts for stock performance, and this has heightened the importance of active stock selection. The Fund remains conservatively positioned and focused on long-term success predicated on companies that consistently demonstrate high and persistent profitability and strong growth characteristics, as measured by high return on assets (“ROA”) and revenue and earnings growth. The Team’s research suggests that the valuations of high ROA companies remain attractive, trading at discounts to both their long-term historical average and the broader market.

INVESTMENT POLICIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The investment team allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Adviser’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

(continued on next page)

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The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee Large Cap Growth Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2017) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
Since Inception[2]	12.34%	12.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.01% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.05% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES
Since Inception[1]	12.34%

1	Inception date: 6/28/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,131.30	$0.43	0.08%	$0.54	0.10%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%	$0.51	0.10%

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EXPENSE EXAMPLE (continued)

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.3

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets
Alphabet, Inc. – Class C	$106,733	8.4%
Facebook, Inc. – Class A	89,465	7.0
Visa, Inc. – Class A	63,737	5.0
Biogen, Inc.	53,201	4.2
Apple, Inc.	50,600	4.0
UnitedHealth Group, Inc.	50,044	3.9
Home Depot, Inc. (The)	50,036	3.9
Edwards Lifesciences Corp.	43,957	3.4
Zoetis, Inc.	42,431	3.3
Intuitive Surgical, Inc.	39,049	3.1
	$589,253	46.2%

1	All data are as of December 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 91.4%
Information Technology – 37.5%
Communications Equipment – 0.6%
Arista Networks, Inc.(a)	33	$7,774

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp. – Class A	87	7,639

Internet Software & Services – 15.4%
Alphabet, Inc. – Class C(a)	102	106,733
Facebook, Inc. – Class A(a)	507	89,465

		196,198

IT Services – 9.3%
Cognizant Technology Solutions Corp. – Class A	339	24,076
Fiserv, Inc.(a)	97	12,719
PayPal Holdings, Inc.(a)	240	17,669
Visa, Inc. – Class A	559	63,737

		118,201

Semiconductors & Semiconductor Equipment – 3.5%
NVIDIA Corp.	38	7,353
Texas Instruments, Inc.	71	7,415
Xilinx, Inc.	446	30,070

		44,838

Software – 4.1%
Adobe Systems, Inc.(a)	214	37,501
Electronic Arts, Inc.(a)	144	15,129

		52,630

Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.	299	50,600

		477,880

Health Care – 20.8%
Biotechnology – 4.2%
Biogen, Inc.(a)	167	53,201

Health Care Equipment & Supplies – 7.4%
Align Technology, Inc.(a)	29	6,443
Danaher Corp.	52	4,827
Edwards Lifesciences Corp.(a)	390	43,957
Intuitive Surgical, Inc.(a)	107	39,049

		94,276

Health Care Providers & Services – 3.9%
UnitedHealth Group, Inc.	227	50,044

Health Care Technology – 1.4%
Cerner Corp.(a)	261	17,589

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.6%
Mettler-Toledo International, Inc.(a)	11	$6,815

Pharmaceuticals – 3.3%
Zoetis, Inc.	589	42,431

		264,356

Consumer Discretionary – 13.2%
Hotels, Restaurants & Leisure – 0.7%
Starbucks Corp.	154	8,844

Internet & Direct Marketing Retail – 0.8%
Priceline Group, Inc. (The)(a)	6	10,427

Media – 1.8%
Comcast Corp. – Class A	439	17,582
Walt Disney Co. (The)	45	4,838

		22,420

Multiline Retail – 1.0%
Dollar Tree, Inc.(a)	123	13,199

Specialty Retail – 7.2%
Home Depot, Inc. (The)	264	50,036
TJX Cos., Inc. (The)	317	24,238
Ulta Salon Cosmetics & Fragrance, Inc.(a)	79	17,669

		91,943

Textiles, Apparel & Luxury Goods – 1.7%
NIKE, Inc. – Class B	335	20,954

		167,787

Industrials – 7.8%
Building Products – 2.5%
Allegion PLC	230	18,299
AO Smith Corp.	230	14,094

		32,393

Commercial Services & Supplies – 1.5%
Copart, Inc.(a)	438	18,917

Industrial Conglomerates – 1.8%
Roper Technologies, Inc.	89	23,051

Machinery – 1.4%
IDEX Corp.	38	5,015
WABCO Holdings, Inc.(a)	89	12,771

		17,786

Road & Rail – 0.6%
Union Pacific Corp.	56	7,510

		99,657

14 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 7.6%
Beverages – 4.8%
Constellation Brands, Inc. – Class A	110	$25,143
Monster Beverage Corp.(a)	577	36,518

		61,661

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	192	35,735

		97,396

Financials – 3.0%
Capital Markets – 3.0%
MarketAxess Holdings, Inc.	99	19,973
S&P Global, Inc.	110	18,634

		38,607

Materials – 1.5%
Chemicals – 1.5%
Ecolab, Inc.	71	9,527
Sherwin-Williams Co. (The)	22	9,021

		18,548

Total Common Stocks (cost $1,044,898)		1,164,231

SHORT-TERM INVESTMENTS – 9.2%
Investment Companies – 9.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(b)(c)(d) (cost $117,309)	117,309	117,309

Total Investments – 100.6% (cost $1,162,207)		1,281,540
Other assets less liabilities – (0.6)%		(7,084)

Net Assets – 100.0%		$1,274,456

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

See notes to financial statements.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,044,898)	$1,164,231
Affiliated issuers (cost $117,309)	117,309
Receivable from Adviser	48,613
Deferred offering costs	33,390
Receivable for investment securities sold	2,255
Unaffiliated dividends receivable	187
Affiliated dividends receivable	95

Total assets	1,366,080

Liabilities
Audit and tax fee payable	41,657
Custody fee payable	17,705
Legal fee payable	13,758
Printing fee payable	6,821
Due to Custodian	5,411
Payable for investment securities purchased	4,202
Transfer Agent fee payable	205
Accrued expenses and other liabilities	1,865

Total liabilities	91,624

Net Assets	$1,274,456

Composition of Net Assets
Capital stock, at par	$11
Additional paid-in capital	1,150,670
Undistributed net investment income	959
Accumulated net realized gain on investment transactions	3,483
Net unrealized appreciation on investments	119,333

$1,274,456

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$1,274,456	113,995	$11.18

See notes to financial statements.

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STATEMENT OF OPERATIONS

Period from June 28, 2017(a) to December 31, 2017

Investment Income
Dividends
Unaffiliated issuers	$3,634
Affiliated issuers	505	$4,139

Expenses
Advisory fee (see Note B)	284
Transfer agency—Advisor Class	650
Audit and tax	41,657
Administrative	36,580
Amortization of offering expenses	34,695
Registration fees	25,327
Custodian	24,722
Legal	18,802
Directors’ fees	14,522
Printing	10,443
Miscellaneous	2,550

Total expenses	210,232
Less: expenses waived and reimbursed by the Adviser (see Note B)	(209,779)

Net expenses		453

Net investment income		3,686

Realized and Unrealized Gain on Investments
Net realized gain on:
Investment transactions		6,844
Net change in unrealized appreciation/depreciation on:
Investments		119,333

Net gain on investments		126,177

Net Increase in Net Assets from Operations		$129,863

(a)	Commencement of operations.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	June 28, 2017(a) to December 31, 2017
Increase in Net Assets from Operations
Net investment income	$3,686
Net realized gain on investment transactions	6,844
Net change in unrealized appreciation/depreciation on investments	119,333

Net increase in net assets from operations	129,863
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(2,802)
Net realized gain on investment transactions
Advisor Class	(3,361)
Capital Stock Transactions
Net increase	1,150,756

Total increase	1,274,456
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $959)	$1,274,456

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee Large Cap Growth Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares have not been issued. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Advisor Class shares. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

20 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$1,164,231		$	– 0	–	$	– 0	–	$1,164,231
Short-Term Investments:
Investment Companies	117,309			– 0	–		– 0	–	117,309

Total Investments in Securities	1,281,540			– 0	–		– 0	–	1,281,540
Other Financial Instruments*:	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,281,540		$	– 0	–	$	– 0	–	$1,281,540

^	See Portfolio of Investments for sector classifications.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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NOTES TO FINANCIAL STATEMENTS (continued)

exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for the current initial tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $68,085 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Russell 1000 Growth Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance

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NOTES TO FINANCIAL STATEMENTS (continued)

Adjustment (positive or negative) will not exceed an annualized rate of +/-.50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from the commencement of operations to December 31, 2018 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended December 31, 2017, the Fund accrued advisory fees of $284, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .05% of the Fund’s average net assets, which reflected a (.50)% Performance Adjustment of $(2,838).

The Adviser has agreed to waive its fees and bear certain expenses through December 31, 2018 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .05% of average daily net assets. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fees were waived or the expenses were borne; such waivers that are subject to repayment amount to $173,083 for the fiscal period ended December 31, 2017. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .05%.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $36,580.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $657 for the period ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended December 31, 2017, such waiver amounted to $116.

A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2017 is as follows:

Fund	Market Value 06/28/17* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$1,309	$1,192	$117	$1

*	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2017 amounted to $227, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2017, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,297,782		$259,728
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,163,582

Gross unrealized appreciation	$123,784
Gross unrealized depreciation	(5,826)

Net unrealized appreciation	$117,958

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended December 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	June 28, 2017* to December 31, 2017	June 28, 2017* to December 31, 2017

Advisor Class
Shares sold	113,928	$1,150,003

Shares issued in reinvestment of dividends and distributions	67	753

Net increase	113,995	$1,150,756

*	Commencement of operations.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

2017
Distributions paid from:
Ordinary income	$6,163

Total taxable distributions paid	$6,163

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,817
Unrealized appreciation/(depreciation)	117,958	(a)

Total accumulated earnings/(deficit)	$123,775

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investments	1.19

Net increase in net asset value from operations	1.23

Less: Dividends and Distributions
Dividends from net investment income	(.02)
Distributions from net realized gain on investment transactions	(.03)

Total dividends and distributions	(.05)

Net asset value, end of period	$ 11.18

Total Return
Total investment return based on net asset value(d)	12.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,274
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.08%
Expenses, before waivers/reimbursements(e)(f)	37.04%
Net investment income(c)(f)	.65%
Portfolio turnover rate	25%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2017, such waiver amounted to 0.02% annualized for the Fund.

(f)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee Large Cap Growth Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB FlexFee Large Cap Growth Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at December 31, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the taxable period ended December 31, 2017. For corporate shareholders 30.67% of dividends paid qualify for the dividends received deduction.

For individual shareholders, the Fund designates 53.21% of dividends paid as qualified dividend income.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Frank V. Caruso(2), Vice President Vincent C. Dupont(2), Vice President John H. Fogarty(2), Vice President Karen Sesin(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Dupont and Fogarty and Ms. Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 73 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 39

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND

Officer Information

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Frank V. Caruso, 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is Chief Investment Officer of US Growth Equities.

Vincent C. Dupont, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

John H. Fogarty, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Karen Sesin, 59	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2013.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vince S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on August 1-2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) relating to a change in the daily fee computation methodology in respect of AB FlexFeeTM Large Cap Growth Portfolio (the “Fund”). The amendment provided that, for purposes of calculating the incentive portion of the Adviser’s advisory fee, the Fund’s investment performance on each business day would be compared with the performance of its benchmark index on the same day (rather than on the prior business day).

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors concluded that the proposed amendment would result in a more precise calculation of the Adviser’s incentive fee and unanimously approved the Amended Agreement.

The directors approved the Fund’s current Advisory Agreement at a meeting held on January 31-February 1, 2017 (the “January/February Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below.

Board’s Approval at the January/February 2017 Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM Large Cap Growth Portfolio (the “Fund”) for an initial two-year period at a meeting held on January 31-February 1, 2017 (the “Meeting”). (At the time of the approval of the Advisory Agreement, the Fund was known as AB Performance Fee Series—Large Cap Growth Portfolio.)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment), in which the Senior Officer concluded

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that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors

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noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets. The directors also noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser manages another AB Fund with a similar investment style, and, at the Meeting, the directors reviewed performance information for that AB Fund. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by three analytical services

44 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

that are not affiliated with the Adviser (the “15(c) service providers”), concerning advisory fee rates paid by other funds in the same category as the Fund at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 45

The directors also considered the projected total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2018. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

46 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 47

NOTES

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NOTES

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 49

NOTES

50 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB FLEXFEE LARGE CAP GROWTH PORTFOLIO | 51

NOTES

52 | AB FLEXFEE LARGE CAP GROWTH PORTFOLIO	abfunds.com

AB FLEXFEE LARGE CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFLCG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB FLEXFEETM US THEMATIC PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee US Thematic Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 1

ANNUAL REPORT

February 16, 2018

This report provides management’s discussion of fund performance for AB FlexFee US Thematic Portfolio for the annual reporting period ended December 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	6 Months	Since Inception[1]
AB FLEXFEE US THEMATIC PORTFOLIO
Advisor Class Shares	12.33%	11.32%
S&P 500 Index	11.42%	10.64%

1	Since inception on 6/28/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six-month period ended December 31, 2017, and the period since the Fund’s inception on June 28, 2017 through December 31, 2017.

The Fund outperformed the benchmark for the six-month and since inception periods. The Fund’s advisory fee, which is performance-based was being accrued between its minimum and mid-point rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which runs from July 1, 2017 through December 31, 2018).

For both periods, stock selection contributed to returns, while sector selection detracted, relative to the benchmark. Holdings in the health care, utilities and financials sectors contributed the most. Stock selection in materials and technology detracted, as did cash holdings in a rising market. From a theme perspective, Artificial Intelligence and Financial Security were the top contributors.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets were robust amid strong economic growth during the six-month period. Emerging-market stocks led, outperforming their developed-market peers after several disappointing years. US stocks, while posting exceptional gains, were outpaced by global stocks. Expectations of tax reform helped fuel US markets.

2 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

The Fund’s exposures remain focused on secular growth themes, supported by companies with attractive fundamentals. The Fund’s Senior Investment Management Team (the “Team”) continues to favor companies with strong organic revenue growth over those that are exposed to more macro-cyclical shifts in the market. The Team has positioned the Fund to be ready to take advantage of any market dislocations.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of US companies. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of US companies and related derivatives.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive US securities, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends (often resulting from innovation) that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by US companies, although it may invest in foreign securities.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical

4 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee US Thematic Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2017) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

6 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
Since Inception[2]	11.32%	11.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.97% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.05% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES[1]
Since Inception[2]	11.32%

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

8 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,123.30	$1.77	0.33%	$1.87	0.35%
Hypothetical**	$1,000	$1,023.54	$1.68	0.33%	$1.79	0.35%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the since one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
UnitedHealth Group, Inc.	$34,171	3.1%
Visa, Inc. – Class A	32,724	2.9
Charles Schwab Corp. (The)	31,644	2.9
Home Depot, Inc. (The)	31,462	2.8
Xylem, Inc./NY	30,008	2.7
American Water Works Co., Inc.	27,721	2.5
Abbott Laboratories	27,337	2.5
MSCI, Inc. – Class A	26,953	2.4
Hexcel Corp.	25,606	2.3
Ecolab, Inc.	24,958	2.2
	$292,584	26.3%

1	All data are as of December 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.7%
Information Technology – 22.1%
Communications Equipment – 0.8%
Lumentum Holdings, Inc.(a)	175	$8,557

Electronic Equipment, Instruments & Components – 1.8%
Flex Ltd.(a)	1,092	19,645

Internet Software & Services – 4.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	63	10,863
Alphabet, Inc. – Class C(a)	23	24,067
Facebook, Inc. – Class A(a)	94	16,588

		51,518

IT Services – 3.0%
Visa, Inc. – Class A	287	32,724

Semiconductors & Semiconductor Equipment – 6.4%
Broadcom Ltd.	61	15,671
KLA-Tencor Corp.	158	16,601
Monolithic Power Systems, Inc.	204	22,921
NVIDIA Corp.	84	16,254

		71,447

Software – 3.9%
Microsoft Corp.	289	24,721
salesforce.com, Inc.(a)	182	18,606

		43,327

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	105	17,769

		244,987

Health Care – 20.2%
Biotechnology – 1.3%
Regeneron Pharmaceuticals, Inc.(a)	38	14,286

Health Care Equipment & Supplies – 6.6%
Abbott Laboratories	479	27,337
Danaher Corp.	253	23,483
West Pharmaceutical Services, Inc.	224	22,102

		72,922

Health Care Providers & Services – 3.1%
UnitedHealth Group, Inc.	155	34,171

Life Sciences Tools & Services – 5.5%
Bio-Rad Laboratories, Inc. – Class A(a)	99	23,628
Bruker Corp.	556	19,082

12 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

ICON PLC(a)	164	$18,393

		61,103

Pharmaceuticals – 3.7%
Johnson & Johnson	159	22,216
Roche Holding AG (Sponsored ADR)	616	19,453

		41,669

		224,151

Consumer Discretionary – 13.6%
Auto Components – 2.5%
Aptiv PLC	220	18,662
Delphi Technologies PLC(a)	170	8,920

		27,582

Diversified Consumer Services – 2.1%
Bright Horizons Family Solutions, Inc.(a)	249	23,406

Internet & Direct Marketing Retail – 1.6%
Amazon.com, Inc.(a)	15	17,542

Media – 1.5%
Walt Disney Co. (The)	155	16,664

Specialty Retail – 2.8%
Home Depot, Inc. (The)	166	31,462

Textiles, Apparel & Luxury Goods – 3.1%
NIKE, Inc. – Class B	276	17,264
VF Corp.	232	17,168

		34,432

		151,088

Financials – 11.0%
Capital Markets – 9.2%
Affiliated Managers Group, Inc.	93	19,088
Charles Schwab Corp. (The)	616	31,644
Intercontinental Exchange, Inc.	346	24,414
MSCI, Inc. – Class A	213	26,953

		102,099

Insurance – 1.8%
AIA Group Ltd. (Sponsored ADR)	595	20,370

		122,469

Industrials – 8.5%
Aerospace & Defense – 2.3%
Hexcel Corp.	414	25,606

Electrical Equipment – 3.5%
Rockwell Automation, Inc.	109	21,402

Vestas Wind Systems A/S (ADR)	743	17,149

		38,551

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 2.7%
Xylem, Inc./NY	440	$30,008

		94,165

Utilities – 5.0%
Electric Utilities – 1.0%
NextEra Energy, Inc.	71	11,090

Water Utilities – 4.0%
American Water Works Co., Inc.	303	27,721
Aqua America, Inc.	438	17,183

		44,904

		55,994

Consumer Staples – 5.0%
Beverages – 1.5%
Monster Beverage Corp.(a)	263	16,645

Food Products – 1.8%
Nestle SA (Sponsored ADR)	230	19,773

Household Products – 1.7%
Colgate-Palmolive Co.	255	19,240

		55,658

Energy – 4.2%
Oil, Gas & Consumable Fuels – 4.2%
Concho Resources, Inc.(a)	157	23,584
EOG Resources, Inc.	216	23,309

		46,893

Materials – 2.2%
Chemicals – 2.2%
Ecolab, Inc.	186	24,958

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 1.9%
SBA Communications Corp.(a)	128	20,910

Total Common Stocks (cost $933,970)		1,041,273

SHORT-TERM INVESTMENTS – 6.6%
Investment Companies – 6.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.12%(b)(c)(d) (cost $72,743)	72,743	72,743

Total Investments – 100.3% (cost $1,006,713)		1,114,016
Other assets less liabilities – (0.3)%		(3,103)

Net Assets – 100.0%		$1,110,913

14 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

December 31, 2017

Assets
Investments in securities, at value Unaffiliated issuers (cost $933,970)	$1,041,273
Affiliated issuers (cost $72,743)	72,743
Receivable from Adviser	50,516
Deferred offering costs	33,390
Unaffiliated dividends receivable	338
Affiliated dividends receivable	53

Total assets	1,198,313

Liabilities
Audit and tax fee payable	43,152
Custody fee payable	20,222
Legal fee payable	13,703
Printing fee payable	6,058
Due to Custodian	2,172
Transfer Agent fee payable	180
Accrued expenses and other liabilities	1,913

Total liabilities	87,400

Net Assets	$1,110,913

Composition of Net Assets
Capital stock, at par	$10
Additional paid-in capital	999,678
Undistributed net investment income	1,671
Accumulated net realized gain on investment transactions	2,251
Net unrealized appreciation on investments	107,303

$1,110,913

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$1,110,913	100,000	$11.11

See notes to financial statements.

16 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Period from June 28, 2017(a) to December 31, 2017

Investment Income
Dividends
Unaffiliated issuers	$4,991
Affiliated issuers	288	$5,279

Expenses
Advisory fee (see Note B)	1,550
Transfer agency—Advisor Class	610
Audit and tax	43,152
Amortization of offering expenses	34,695
Registration fees	25,422
Custodian	23,222
Administrative	28,955
Legal	18,746
Directors’ fees	14,522
Printing	8,983
Miscellaneous	2,551

Total expenses	202,408
Less: expenses waived and reimbursed by the Adviser (see Note B)	(200,655)

Net expenses		1,753

Net investment income		3,526

Realized and Unrealized Gain on Investments
Net realized gain on:
Investment transactions		2,251
Net change in unrealized appreciation/depreciation on:
Investments		107,303

Net gain on investments		109,554

Net Increase in Net Assets from Operations		$113,080

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	June 28, 2017(a) to December 31, 2017
Increase in Net Assets from Operations
Net investment income	$3,526
Net realized gain on investment transactions	2,251
Net change in unrealized appreciation/depreciation on investments	107,303

Net increase in net assets from operations	113,080
Dividends to Shareholders from
Net investment income
Advisor Class	(2,170)
Capital Stock Transactions
Net increase	1,000,003

Total increase	1,110,913
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $1,671)	$1,110,913

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee US Thematic Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares have not been issued. As of December 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Advisor Class shares. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$1,041,273		$	– 0	–	$	– 0	–	$1,041,273
Short-Term Investments:
Investment Companies	72,743			– 0	–		– 0	–	72,743

Total Investments in Securities	1,114,016			– 0	–		– 0	–	1,114,016
Other Financial Instruments*:	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,114,016		$	– 0	–	$	– 0	–	$1,114,016

^	See Portfolio of Investments for sector classifications.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities

22 | AB FLEXFEE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current initial year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $68,085 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the S&P 500 Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring

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NOTES TO FINANCIAL STATEMENTS (continued)

Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from the commencement of operations to December 31, 2018 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended December 31, 2017, the Fund accrued advisory fees of $1,550, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .29% of the Fund’s average net assets, which reflected a (.26)% Performance Adjustment of $(1,397).

The Adviser has agreed to waive its fees and bear certain expenses through December 31, 2018 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .05% of average daily net assets. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fees were waived or the expenses were borne; such waivers that are subject to repayment amount to $171,634 for the fiscal period ended December 31, 2017. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .05%.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $28,955.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $615 for the period ended December 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended December 31, 2017, such waiver amounted to $66.

A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2017 is as follows:

Fund	Market Value 06/28/17* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$1,091	$1,018	$73	$0	**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2017 amounted to $269, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2017, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,153,743		$222,024
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,006,713

Gross unrealized appreciation	$116,215
Gross unrealized depreciation	(8,912)

Net unrealized appreciation	$107,303

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions during the period ended December 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	June 28, 2017* to December 31, 2017	June 28, 2017* to December 31, 2017

Advisor Class
Shares sold	100,000	$1,000,003

Net increase	100,000	$1,000,003

*	Commencement of operations.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

2017
Distributions paid from:
Ordinary income	$2,170

Total taxable distributions paid	$2,170

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,922
Unrealized appreciation/(depreciation)	107,303

Total accumulated earnings/(deficit)	$111,225

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in undistributed

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NOTES TO FINANCIAL STATEMENTS (continued)

net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB FLEXFEE US THEMATIC PORTFOLIO | 29

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investments	1.09

Net increase in net asset value from operations	1.13

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 11.11

Total Return
Total investment return based on net asset value(d)	11.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.33%
Expenses, before waivers/reimbursements(e)(f)	37.77%
Net investment income(c)(f)	.66%
Portfolio turnover rate	22%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2017, such waiver amounted to 0.01% annualized.

(f)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee US Thematic Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee US Thematic Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB FlexFee US Thematic Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at December 31, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the period June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the taxable period ended December 31, 2017. For corporate shareholders 72.31% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100.00% of dividends paid as qualified dividend income.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2) Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Fund on the Team.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND

Officer Information

Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Benjamin Ruegsegger, 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel C. Roarty, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vince S. Noto, 53	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**

since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on August 1-2, 2017, the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) relating to a change in the daily fee computation methodology in respect of AB FlexFeeTM US Thematic Portfolio (the “Fund”). The amendment provided that, for purposes of calculating the incentive portion of the Adviser’s advisory fee, the Fund’s investment performance on each business day would be compared with the performance of its benchmark index on the same day (rather than on the prior business day).

The Adviser had provided the disinterested directors (the “directors”) with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the directors concluded that the proposed amendment would result in a more precise calculation of the Adviser’s incentive fee and unanimously approved the Amended Agreement.

The directors approved the Fund’s current Advisory Agreement at a meeting held on January 31-February 1, 2017 (the “January/February Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below.

Board’s Approval at the January/February 2017 Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM US Thematic Portfolio (the “Fund”) for an initial two-year period at a meeting held on January 31-February 1, 2017 (the “Meeting”). (At the time of the approval of the Advisory Agreement, the Fund was known as AB Performance Fee Series—US Thematic Portfolio.)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment), in which the Senior Officer concluded

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that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement

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amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets. The directors also noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser manages another AB Fund with a somewhat similar investment style, and, at the Meeting, the directors reviewed performance information for that AB Fund. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by three analytical services

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that are not affiliated with the Adviser (the “15(c) service providers”), concerning advisory fee rates paid by other funds in the same category as the Fund at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

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The directors also considered the projected total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2018. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB FLEXFEE US THEMATIC PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFUT-0151-1217

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees			Audit-Related Fees	Tax Fees
AB FlexFee Large Cap Growth	2016		$—	$—	$—
	2017		$28,481	$—	$11,196
AB FlexFee Core Opportunities	2016		$—	$—	$—
	2017		$28,481	$—	$12,691
AB FlexFee International Strategic Core	2016		$—	$—	$—
	2017		$34,990	$—	$15,208
AB FlexFee US Thematic	2016		$—	$—	$—
	2017		$28,481	$—	$12,691
AB FlexFee Emerging Markets Growth^	2016		$41,926	$—	$21,888
	2017	*	$41,926	$3,000	$24,537
	2017	**	$35,637	$—	$9,536

^	Prior to July 1, 2017 was known as AB Emerging Markets Growth
*	Year End June 2017
**	Year End December 2017

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB FlexFee Large Cap Growth	2016		$—	$—
				$—
				$—
	2017		$734,311	$11,196
				$—
				$(11,196)
AB FlexFee Core Opportunities	2016		$—	$—
				$—
				$—
	2017		$735,806	$12,691
				$—
				$(12,691)
AB FlexFee International Strategic Core	2016		$—	$—
				$—
				$—
	2017		$738,323	$15,208
				$—
				$(15,208)
AB FlexFee US Thematic	2016		$—	$—
				$—
				$—
	2017		$735,806	$12,691
				$—
				$(12,691)
AB FlexFee Emerging Markets Growth^	2016		$492,018	$21,888
				$—
				$(21,888)
	2017	*	$556,442	$27,537
				$(3,000)
				$(24,537)
	2017	**	$732,651	$9,536
				$—
				$(9,536)

^	Prior to July 1, 2017 was known as AB Emerging Markets Growth
*	Year End June 2017
**	Year End December 2017

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 28, 2018